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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                  FORM 8-K/A-1




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 August 6, 1997
                   (Amending Report dated February 19, 1997)



                               CIENA CORPORATION
              -------------------------------------------------
                 (Exact name of registrant as specified in its
                                    charter)




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
                 Delaware                          0-21969                           23-2725311
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         (State or other jurisdiction of           (Commission File                  (I.R.S. Employer
         incorporation or organization)                 Number)                      Identification No.)
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                 920 Elkridge Landing Road, Linthicum, Maryland
            -----------------------------------------------------
                   (Address of principal executive offices)

                                     21090
                                   (Zip Code)


                                 (410) 865-8500
              Registrant's telephone number, including area code:



                      8530 Corridor Road, Savage, Maryland
                      ------------------------------------
         (Former name or former address, if changed since last report)


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                         Exhibit Index is on page  5 .
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                               CIENA CORPORATION

ITEM 5.  OTHER EVENTS.

         On August 6, 1997, the Company announced certain financial results for the third fiscal quarter ended August 2, 1997. The text of this announcement is included as an exhibit to this Form 8-K/A.

         In addition, in connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, and because of the large volume of shares first becoming eligible for secondary trading on August 7, 1997, CIENA Corporation ("CIENA") is hereby amending and restating in their entirety the previously filed cautionary statements identifying important factors that could cause CIENA's actual results to differ materially from those projected in forward-looking statements made by or on behalf of CIENA.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (99)    Additional Exhibits

                 99.1     Press Release dated August 6, 1997

                 99.2 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


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                                   EXHIBITS:


Exhibit
Number           Exhibit Description
--------         -------------------

99.1             Press Release dated August 6, 1997.

99.2 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIENA CORPORATION


Date: August 6, 1997      By:   G. Eric Georgatos
                             ------------------------------------------------
                                        G. Eric Georgatos
                                        Vice President, General Counsel and
                                        Secretary





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                               INDEX TO EXHIBITS

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
EXHIBIT
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NUMBER                                     EXHIBIT DESCRIPTION                                       PAGE
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
99.1             Press Release dated August 6, 1997                                                   6

99.2             Cautionary Statements for Purposes of the "Safe Harbor"                              9
                 Provisions of the Private Securities Litigation Reform Act
                 of 1995
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